                                                                       REDACTED

                                                                    EXHIBIT 10.1

        The following shall constitute the agreement, between THE RCA RECORDS LABEL, a unit of BMG ENTERTAINMENT ("RCA") and ARTIST DIRECT LLC ("AD"), dated as of November 15, 1996, with respect to creation of a record label ("Label") to be managed by AD and funded by RCA as set forth below. The parties hereto agree to negotiate reasonably, in good faith a more formal agreement consistent with the terms of this Agreement (the "Formal Agreement"), provided that until the Formal Agreement is fully executed, this Agreement shall be deemed binding and fully effective and shall constitute the entire agreement between the parties. RCA's good faith reasonableness in negotiating the Formal Agreement shall be judged by reference to RCA's customary business practices relating to comparable deals.

I.      PURPOSE:

        A. The Label will identify, secure, and develop recording artists ("Artists").

        B. Initially, AD's participation in the proceeds from the exploitation of master recordings by the Artists will be on a royalty basis as set forth in paragraph V below (the "Label Deal"). However, if the provisions of paragraph III.C are applicable, AD's participation in the proceeds from the exploitation of master recordings by the Artists shall be converted into a profit participation (the "Profit Deal").

        C. In either event, the Artists' records will be released under the AD label throughout the world. In the United States, the Artists' records will be distributed through BMG Distribution, it being understood and agreed that RCA will not release the Artists' records in the United States through "independent" distribution channels without AD's consent. The release of records through "independent" distribution channels outside of the United States shall be governed by subparagraph VI.B.2 below.

        D. An affiliate of AD ("NT Affiliate") will have the right to purchase Artist's records from BMG pursuant to its standard "price card" to customers in the United States. RCA represents and warrants that the "price card" attached hereto as Exhibit "A" is in effect as of the date hereof. The NT Affiliate shall have the benefit of all appropriate discounts on a product-by-product basis offered by BMG to any of its customers [for example, discounts based on the purchase of catalog albums (i.e., records which have been released for more than one (1) year and are not currently on the sales charts, and discounts to induce the sale of records by new artists. At such times during the term of this Agreement that BMG changes its "price cards" to its regular customers in the United States, the prices set forth in said Exhibit "A" shall be automatically increased or decreased accordingly. Subject to paragraph I.E.3 hereof, the NT Affiliate shall have the right to sell such records through non-traditional developing distribution channels throughout the world (e.g., sales over the Internet and other similar networks and sales at tour locations) (collectively, "Non-Traditional Channels").

        E. RCA acknowledges that the NT Affiliate will also be in the business of entering into agreements with recording artists specifically for the purpose of distributing product through Non-Traditional Channels ("NT Product"). In this regard, RCA recognizes that it is the intention of the NT Affiliate that these agreements will pay the artist small or no advances and a substantial share of profits and possibly give the artist reversion rights in the NT Product.

                1. If the NT Affiliate acquires the right to distribute the NT Product through traditional channels of distribution, it shall first offer such rights to RCA in writing. If, within fifteen (15) business days after RCA's receipt of such offer, RCA does not make a written offer to the NT Affiliate for such rights, then the NT Affiliate shall have the right to license to any third party such rights. Alternatively, if RCA makes an offer to the NT Affiliate as aforesaid, but the parties are unable to consummate a deal, then the NT Affiliate shall have the right to license to any third party such rights, provided the economic terms offered by such third party for comparable rights are no less favorable to AD than the economic terms last offered by AD to RCA. If the economic terms of the third party's offer for comparable rights are less favorable to AD than the economic terms contained in AD's last offer to RCA with respect to such rights, then the NT Affiliate shall notify RCA of such terms, and RCA shall have the right to match the third party's offer within ten (10) business days after such notice.

                2. If the NT Affiliate at any time during the Term (as defined below) desires to enter into an agreement ("Financing Agreement") with a "strategic partner" or other person or entity to acquire financing for the NT Affiliate, the NT Affiliate shall first negotiate with RCA. If the parties are unable to consummate a Financing Agreement within thirty (30) days, then the NT Affiliate will have the right to enter into a Financing Agreement with a third party. RCA will have the right to match the terms of that agreement if they are equal to or less favorable to the NT Affiliate than the terms of AD's last offer. Notwithstanding the foregoing, if the distribution of audio-only records through Non-Traditional Channels at the time is a meaningful alternative to distribution through traditional distribution channels, RCA shall have the right to match any third-party offer.

                3. Prior to entering into any agreement with any other manufacturer or distributor, the NT Affiliate shall negotiate in good faith with BMG, an agreement for BMG to manufacture and/or fulfill orders for finished goods of the NT Product for Non-Traditional Distribution in audio-only configurations ("Fulfillment Agreement"). (The parties understand and agree that such finished goods may include product by recording artists in addition to the Artists signed to the Label.) If the parties are unable to consummate a Fulfillment Agreement within thirty (30) days, then the NT Affiliate will have the right to enter into a Fulfillment Agreement with a third party. BMG will have the right to match the terms of that agreement if they are equal to or less favorable to the NT Affiliate than the terms of AD's last offer. If AD enters into a Fulfillment Agreement with a third party, RCA's rights under this paragraph I.E.3. shall be reinstated upon the expiration of such agreement.

II.     TERRITORY: The world.

III.    TERM AND PROFIT SHARING CONVERSION:

        A. Subject to paragraph III.C below, the term of the Agreement will be three (3) years commencing upon January 1, 1997. However, if as set forth in paragraph III.C below, the Label Deal is converted to the Profit Deal (the "Conversion"), then the term of Profit Deal shall be equal to six (6) years minus the term of the Label Deal. All references herein to the "Term" shall mean the term of the Label Deal and, if applicable, the term of the Profit Deal.

        B. Subject to paragraph III.C below, RCA will have the option to terminate the Term as of the end of the third year of the Term ("Early Termination Right"). In which event:

                1. If the Label has had [***] in net billings during the term of the Label Deal, or (ii) [***] in net billings in the 3rd year of the Label Deal, the assets of the Label will not be divided between RCA and AD.

                2. If the Label has had (i) [***] in net billings during the Label Term, and (ii) [***] in net billings during the 3rd year of the term of the Label Deal, the assets of the Label will be divided between RCA and AD, with AD having the first pick of the Artists.

                3. If the terms of paragraph III.B.1 and III.B.2 are not applicable, the assets of the Label will be divided between RCA and AD, with RCA having the first pick of the Artists.


--------
          [***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                4. The party who has the first pick can elect to transfer such first pick to other party. The party who has the second pick pursuant to either paragraphs III.B.2 or III.B.3 above will pick the next 2 Artists; thereafter, the parties will alternate by picking 1 Artist until all of the Artists have been divided.

                5. Rights and Royalty Overrides After the Exercise of the Early Termination Right:

                        (a) RCA shall retain the ownership to all product ("Pre-Conversion Product") released by RCA prior to the date (the "Termination Date") of RCA's exercise of the Early Termination Right.

                        (b) With respect to all Artists kept by RCA under any of the above scenarios ("RCA Retained Artists"), RCA shall have the unilateral right to exercise all creative decisions thereafter, subject to good faith consultation with Marc or Don provided either of them are available. Prior to the execution of the Formal Agreement, the parties agree to negotiate in good faith a procedure which would allow either party to pick-up an Artist after the Label Term (without a royalty override or other participation) if the other party should decide thereafter not to exercise an option under an Artist Agreement.

                        (c) RCA shall continue to advance the Artist advances and recording funds with respect to records to be recorded by the Artist after the Termination Date.

                        (d) RCA will continue to account to AD on a royalty basis (the "AD Royalty Participation") for all records subject to an Artist Agreement in perpetuity. With respect to product recorded by a RCA Retained Artist prior to the Termination Date and all product recorded by a RCA Retained Artist as of the date a RCA Retained Artist delivers under the applicable Artist Agreement the second album recorded after the Termination Date, the AD Royalty Participation shall be the amount (the "Label Royalty Spread") by which the royalty payable to AD pursuant to paragraph V hereof exceeds the "all-in "royalties payable to the applicable RCA Retained Artist (including producer royalties) ("Artist Royalties"). With respect to product recorded after the delivery of such second album, the AD Royalty Participation shall be the Label Royalty Spread less 50% of any increases in the Artist Royalties agreed to by RCA after the Termination Date. Notwithstanding the foregoing, in no event shall the Ad

                                Royalty Participation be less than [***] of the SRLP with respect to 100% (less free goods and discounts) of top-line net sales of albums through normal retail channels in the United States ("USNRC Album Sales"). The AD Royalty Participation shall be calculated, reduced and paid in accordance with the terms of the Formal Agreement with respect to USNRC Album Sales and with respect to all other exploitations of the applicable master recordings. The payment of the AD Royalty Participation shall continue to be subject to the recoupment provisions contained in paragraph IV.G hereof.

                        (e) Notwithstanding RCA's exercise of the Early Termination Right, AD will continue to own the name of the Label; it being understood and agreed, however, that all prior and future product under an Artist Agreement shall be released under the Label's name.

                        (f) With respect to each Artist that is picked by AD, RCA shall be entitled to an override royalty ("RCA Override"). With respect to 100% (less free goods and discounts) of USNRC Album Sales sold by AD on a "p&d" and/or profit sharing basis, the RCA Override shall be the lesser of
                                (i) [***] of the SRLP, or (ii) the amount by which [***]* exceeds the royalty rate payable to the Artist, the applicable record producers and all other third party royalty participants. In such event, the RCA Override with respect to USNRC Album Sales and with respect to all other exploitations of the applicable master recordings shall be calculated, reduced and paid in accordance with the applicable Artist Agreement. With respect to sales of records through a third party distribution agreement where AD is paid a royalty and does not pay or is charged with the manufacturing costs of the records, the RCA Override shall be equal to [***] of the difference between the royalty rates payable to AD under such agreement and the "all-in" royalties payable to the Artists, producers and other third party royalty participants. The RCA Override shall only be payable to RCA with respect to master recordings recorded by each Artist prior to the release of the second newly-recorded album after the exercise of the Early Termination Right (including those master recordings contained on such second album), but shall not be payable with respect to product distributed by RCA or any affiliate controlled by RCA. The RCA Override shall be payable in respect of each


--------
          [***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                applicable LP prospectively after recoupment of the recording costs and artist advances paid in connection with the LP concerned. Such recoupment will be calculated at a royalty rate of [***] of the SRLP with respect to USNRC Album Sales, whether AD is paid on a royalty basis or a profit sharing (or "p&d") basis.

        C. The Label Deal will automatically convert to a Profit Deal at the end of the first 3 years, unless RCA exercises the Early Termination Right. However, if prior to the end of the first 3 years, the aggregate net billings of the Label exceed either (i) [***] in Qualified Sales, or (ii) [***] in Aggregate Sales, the Label Deal will automatically convert to the Profit Deal at the end of the first semi-annual accounting period during which such sales are achieved ("Conversion Date"). For purposes of the above calculation, as used herein:

                1. the term "Qualified Sales" shall mean all net sales other than (A) net billings over [***] from the master recordings contained on any album by an Artist signed to a exclusive term recording agreement, and (B) aggregate net billings from the master recordings contained on any one-off albums (e.g., soundtrack albums, albums developed by the NT Affiliate, etc.) in excess of [***];

                2. the term "Aggregate Sales" shall mean all net billings other than aggregate net billings from the master recordings contained on all one-off albums in excess of [***]; and

                3. the term "net billings" for purposes of determining Qualified Sales and Aggregate Sales shall mean:

                        (a) in the United States, (A) the gross wholesale receipts to BMG from its customers on all records shipped less actual returns and a reasonable reserve for future returns, but without any other deduction (e.g., any distribution fees or charges or manufacturing costs), (B) RCA's receipts the licensing of master recordings by the Artists, and (C) monies paid to BMG Distribution by the NT Affiliate; and

                        (b) on sales outside of the United States, 100% of the all-in inter-company "matrix" (as defined in BMG's Inter-Company License Agreement, such definition being attached hereto as Exhibit "B") (the "Matrix") paid or credited to RCA by its foreign affiliates and all monies paid or credited by its non-affiliated licensees.
                                In determining the amount of foreign
                                income under this subparagraph II.C.3.b. RCA shall include its good-faith estimate of so-called "pipeline" royalties in the EEC, Australia, and Japan.

IV.     LABEL FUNDING AND RECOUPMENT UNDER THE LABEL DEAL:

        A.      Signing Payment: [***], payable on January 2, 1997.

        B. Overhead Advances: [***] per year, [***] of which will be payable [***].

        C. Sales Bonus Overhead Payments: Promptly after the following events, RCA will pay AD:

                1. a sales bonus of [***] for the first album which sells more than [***] USNRC units, of which [***] shall be non-recoupable;

                2. a sales bonus of [***] for the first album which sells more than [***] USNRC units, of which [***] shall be non-recoupable;

                3. a sales bonus of [***] for the first album which sells more than [***] USNRC units, of which [***] shall be non-recoupable, and


--------
          [***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                4. a sales bonus of [***] for the first album which sells more than [***] USNRC units, of which [***] shall be non-recoupable.

                For the avoidance of doubt, each bonus payment will be a one-time only payment, which shall be paid in respect of the first album to achieve the applicable threshold during the Label Term.

        D.      A&R:

                1. AD shall sign at least 3 Artists during each year of the Label Term. If at the end of any year of the Label Term, AD has signed less than 3 Artists in such year, RCA shall have the right, by written notice to AD, to suspend its obligations to AD (other than the payment of Artist and producer advances and royalties) and the term of the Term until such artists are signed. If any such suspension continues for 12 months, RCA shall have the right, within 30 days thereafter, to terminate the Term, and the assets of the Label will not be divided between RCA and AD.

                2. If at the end of the second year of the Term, less than [***] albums have been delivered by the Artists, RCA shall have the right, by written notice to AD, to suspend its obligations to AD (other than the payment of Artist and producer advances and royalties) and the Term until such albums are delivered. Further, if at the end of the third year of the Term and each year thereafter, less than [***] albums have been delivered by the Artists in such year, RCA shall have the right, by written notice to AD, to suspend its obligations to AD (other than the payment of Artist and producer advances and royalties) and the Term. If any such suspension continues for 6 months, RCA shall have the right within 30 days thereafter to terminate the Term, and the assets of the Label will not be divided between RCA and AD.

                3. Initial Product Commitment: Subject to paragraph IV.D.3 hereof, RCA will make available to AD [***] ("Maximum A&R Funding") in each year of the Label Deal to be spent on Artist advances and recording costs (including producer advances) for the initial product commitment for each Artist. As used herein, the "initial product commitment" means all product intended to be recorded under an Artist Agreement prior to the exercise of an option under the applicable Artist Agreement. The Artist advances and recording funds for the initial product commitment will be subject to the mutual approval of AD and RCA, provided that if RCA does not


--------
          [***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                        consent to the Artist advances and/or recording funds for an initial product commitment, neither RCA nor any company controlled by RCA shall sign the Artist directly (unless RCA has knowledge of such Artist independently from AD), and AD may elect to either take the Artist (each a "Rejected Artist") to another record company (subject to subparagraph 3(d) below) or, notwithstanding RCA's non-consent, AD may enter into the Artist Agreement with the applicable Artists ("AD Selected Artists") so long as:

                        (a) the Artist advances and recording fund for a 1 album firm deal do not exceed [***] for the first album, and the Artist advances and recording funds for a 2 album firm deal do not exceed an aggregate of [***] for the first 2 albums:

                        (b) the aggregate of all Artist advances and recording funds for the initial product commitment for all of the AD Selected Artists in any 1 year of the Term ("Annual A&R Commitment") do not exceed [***];

                        (c) with respect to AD Selected Artists after the first one in each of the second and third years of the Label Term, the signing of an AD Selected Artist in the second or third year of the Label Term would not cause AD to exceed the "Aggregate Maximum." The Aggregate Maximum would occur in the second or subsequent year of the Label Term whenever the "Outstanding Amount" equals or is more than [***] in the applicable year of the Term. As used herein, the term "Outstanding Amount" shall mean the amount, if any, by which
                                (i) the aggregate of unrecouped and expensed (in accordance with GAAP) Artist advances and recording costs for all AD Selected Artists previously signed to the Label (but excluding any other charges recoupable from AD or the Selected Artists) exceeds (ii) all royalties therefore credited to accounts of all of the AD Selected Artists previously signed to the Label and all royalties credited to AD's account with respect to AD Selected Artists previously signed to the Label. For purposes of this calculation; (i) AD may require RCA, up to a maximum of two (2) times in any calendar year of the Term, to include in its calculation of royalties a good-faith estimate of so-called "pipeline" royalties in the EEC, Australia, and Japan; and (ii) all royalties credited to AD's account with respect to the AD Selected Artists shall first be applied to recoup such artists' advances and recording costs, prior to the recoupment of other recoupable charges; and


                        (d) Notwithstanding anything to the contrary set forth herein, AD shall not have the right to sign more than [***] Rejected Artists to another record company during any Contract Year of the Term; provided, however, that AD shall not sign any Artist to another record company on terms less favorable than the terms last offered to RCA by AD unless AD first offers to enter into an agreement on the same terms.


                4. Unused A&R Funds: If AD spends less than the Maximum A&R Funding for initial product commitment in any one year, then AD can use the lesser of [***] of the difference or [***] to increase the Maximum A&R Funding for the next year of the Label Deal.

                5. Optional Product: RCA will advance all Artist advances and recording funds payable with respect to all product after the initial product commitment, provided that the Label will not exercise an option under an Artist Agreement without RCA's consent, not to be


--------
          [***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                        unreasonably withheld. Prior to the execution of the Formal Agreement, the parties agree to negotiate in good faith a procedure which would allow AD to pick-up an Artist (without a royalty override or other participation to RCA) if RCA should decide not to exercise an option under an Artist Agreement.

                6. Creative Control: AD will meaningfully and fully consult with RCA on all creative matters. With respect to each album, AD will regularly furnish copies of recordings made during the recording process so that RCA may take advantage of its consultation right, and so that RCA can begin to make plans regarding the marketing of the album concerned.

        E. RCA's Marketing and Promotion: RCA will commit to spend at least [***] to market each album released in the United States. Those amounts will be spent in accordance with RCA's marketing plan. RCA will fully consult with AD regarding each marketing plan.

        F.      AD's Marketing and Promotion:

                1. In addition to RCA's committed marketing expenditures, RCA will spend at least [***] as directed by AD for each album released in the United States. AD will allocate these amounts for traditional record marketing purposes (e.g., independent promotion and marketing, tour support, etc.) in the United States. AD will have the right to use the lesser of [***] of any unused portion of this $100,000 marketing fund or [***] per album for the marketing and promotion of other albums in full consultation with RCA.

                2. In addition, during the Label Term, RCA will make available to AD a minimum of [***] in the aggregate for use in non-traditional marketing in full consultation with RCA.

        G.      Recoupment:

                1. Artist Advances. Artist advances [***] will be recoupable by RCA from [***] of the royalties set forth in paragraph V below with respect to the applicable Artist. There will be no cross-collateralization between Artists' accounts.

                2. Signing Advance, Overhead Advances, and Sales Bonus Overhead Payments. [***] of the Signing Advance and the Overhead Advances and the recoupable portion of the Sales Bonus Overhead Payments (as set forth in paragraph IV.C hereof) shall be


--------
          [***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                        recoupable from the aggregate of [***] of the royalties set forth in paragraph V below from all Artists from the first record sold.

V.      ALL-IN ROYALTY RATES UNDER THE LABEL DEAL:

        A. RCA will pay AD a royalty of [***] (the "Base Rate") of the SRLP with respect to [***] of USNRC Album Sales. The Base Rate will escalate prospectively to [***] with respect to any album by an Artist which sells more than [***] USNRC units. If any album by an Artist sells more than [***] USNRC units, the Base Rate for all subsequently released albums by that Artist will be [***]. RCA will pay AD a royalty of [***] of the SRLP with respect to [***] of top-line singles sold through normal retail channels in the United States.

        B. The royalty for compact discs will be [***] of the otherwise applicable royalty rate. However, if an album in all configurations has USNRC Album Sales in excess of [***], then the royalty rate for units of that album sold through USNRC in excess of [***] will be [***] of the otherwise applicable rate, and the rate for all compact discs of an album by the applicable Artist released thereafter shall be [***] of the otherwise applicable rate.

        C. If an Artist's record is released on another type of audiophile record, then, until such time as particular type of audiophile record equals [***] of the aggregate of industry-wide sales of all other configurations, the royalty rate for that record and all other records by that Artist released in that particular audiophile configuration during such period will be [***] of the otherwise applicable royalty rate. Thereafter, the parties will negotiate a royalty rate for the applicable audiophile record.

        D. The foregoing royalty rates assume a standard free goods allowance of [***] for albums sold in the United States in the cassette configuration, [***] for albums sold in the United States in the compact disc configuration and [***] for singles, and standard packaging deductions of [***] for vinyl, [***] for analog tape, and [***] for compact discs.

        E. On sales through normal trade channels outside the United States, RCA will pay AD a royalty calculated as a percentage of the otherwise applicable rate as follows: Canada - [***]; the UK (including Eire) and Japan - [***]; the rest of the EEC Countries, Switzerland, Australia and New Zealand - [***]; and R.O.W. - [***].

        F. The other royalty terms will be subject to negotiation prior to execution of the Formal Agreement.


--------
          [***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

VI.     VARIOUS PROVISIONS APPLICABLE TO BOTH THE LABEL DEAL AND THE PROFIT
        DEAL:

        A. Artist Agreements: The terms of the Artist Agreements will be mutually approved as to total product, royalty rates, etc. However, RCA will pre-approve certain terms so that AD will not have to obtain RCA's approval as to the pre-approved terms. With regard to mechanicals, AD will use its best efforts to secure a [***] controlled composition rate in its Artist Agreements with a [***] times cap on albums ([***] times cap on CDs) and subject to an allowance for [***] covers per album at the full minimum statutory rate.

        B.      Release Commitment:

                1. RCA will be obligated to release each album delivered by an Artist in satisfaction of its recording commitment in the United States.

                2. Each time an Artist delivers an album, AD shall provide a pre-release copy of the album to BMG. BMG shall notify AD within 60 days thereafter whether it will release such album. If BMG notifies AD that it will release the album, BMG will release the album in Canada, the EEC, Japan, and Australia ( the "Release Territories") within 120 days after the initial release of such album in the United States. Notwithstanding the foregoing, if the album concerned is submitted to BMG less than 60 days prior to its initial release date in the United States, such 120-day period will be extended by the number of days by which 60 days exceeds the number of days the album is submitted prior to the initial release date in the United States. If BMG does not release the album in any Release Territory within such time period, AD shall have the right to enter into a licensing agreement in such Territory, provided that, without the approval of RCA, (i) the foreign licensee shall not have the right to release more than the applicable album (such licensee shall also have the right to release singles derived from such album), and (ii) the foreign licensee shall not be affiliated with [***] (or any company affiliated with [***] or [***]. If BMG notifies AD that it will not release the album, AD shall have the right to cause a licensing agreement to be entered into with respect to territories outside of the United States on the terms and conditions set forth above, provided that the parties will negotiate at the time whether such license will be granted by BMG or directly by AD. Under the Label Deal, each foreign licensee not controlled by RCA shall pay [***] of


--------
          [***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                        all monies to RCA. After paying the applicable Artist royalty, RCA will take [***] of the proceeds for its own account and will apply the remaining [***] of the proceeds to AD's account. Notwithstanding the foregoing, at AD's election, up to [***] of such proceeds may be used for international tour support. During the Profit Deal, the revenues from AD's foreign licensees shall be deemed income in computing net profits.

        C. Finished Goods Purchases: AD and the NT affiliate will be entitled to purchase finished goods from BMG (at prices to be mutually agreed upon prior to the execution of the Label Deal) for the NT Affiliate's exploitation and distribution over the internet or other networks, at tour locations and other non-traditional distribution channels.

        D. Record Clubs: No record will be sold through a record club in the United States earlier than 9 months after its initial release.

VII.    DON'S AND MARC'S ENGAGEMENT:

        A. Exclusivity: During the Term, neither Don, nor Marc, nor AD nor any other company owned by either or both of them will have the right to enter into any agreement with any other company which involves the sale of records through traditional record distribution channels. (If RCA becomes a "strategic partner" in the NT Affiliate, then the exclusivity shall include all exploitations of master recordings.) Don and Marc will be free to pursue any other business, including, without limitation, a talent agency, music publishing, internet website, and the production, acquisition and/or exploitation of goods and services, including audio and audiovisual product, over the internet or other networks and at tour locations, and merchandising; provided such activities do not interfere with their material obligations hereunder.

        B. Talent Agents: Neither Don nor Marc shall be required under the Label Deal or the Profit Deal to breach their fiduciary or other legal obligations to any of their talent agency clients.

VIII.   PROFIT DEAL:

        A. Management: Promptly after the Conversion Date, AD and RCA shall negotiate in good faith an operating agreement, which shall govern the operation of the New Entity. This agreement will provide, among other matters, that the business of the New Entity shall be generally run by a Board of Managers comprised of Don, Marc, and 2 people designated by RCA, one of whom shall always be a senior executive of RCA. However, the day-to-day management decisions of the New Entity shall be made by Don and Marc. In other words, AD shall have sole and absolute discretion to run the day-to-day operation of the business of the New Entity through Marc and Don, subject to the New Entity's business plan which shall be reasonably agreed upon annually by the Board of Managers.

        B. Ownership and Net Profits: AD and RCA will each own 50% of the New Entity. AD will be entitled to 50% of the net profits under the Profit Deal, which will be paid within 90 days after each year of the Profit Deal. Except for possible minimum annual distributions to cover each party's tax


--------
          [***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                obligations with respect to income subject to the Profit Deal, no net profits will be distributed until RCA has been reimbursed for all Chargeable Expenses. Net Profits would mean all revenues to the Label calculated in accordance with GAAP, as consistently applied to the financial statements of BMG less Chargeable Expenses. Revenues from sales of records outside the United States would mean the Matrix paid or credited to RCA by its foreign affiliates and all monies paid or credited by its non-affiliated licensees. As used herein, "Chargeable Expenses" means the Working Capital Advance described below, all third party, out-of-pocket manufacturing, marketing, promotional and exploitation costs incurred by RCA in connection with records initially released after the Conversion Date and certain pre-Conversion Date costs as set forth in paragraph VIII.E.2 below.

        C. Conversion Payment: If the Label Deal converts to a Profit Deal as a result of AD achieving the automatic conversion target set forth in paragraph III.C above (the "Automatic Conversion"), RCA will pay, upon the Conversion Date, a [***] profit advance to AD. If the Label Deal converts to a Profit Deal as a result of RCA exercising its option to extend the Term beyond the initial 3 years (the "Optional Conversion"), RCA will pay, upon the Conversion Date, a [***] profit advance to AD.

        D. Working Capital Advance: Operating funds would be made available by RCA pursuant to mutually approved annual plans on a non-interest bearing basis. If AD and RCA are unable to agree upon an annual business plan for any year, the working capital advance provided for such non-plan year will be an amount equal to the following amounts based on the assumption that the New Entity will sign 5 new Artist during such year: (i) A&R funding equal to [***] for the initial product commitment; (ii) a minimum of [***] per album release in marketing and promotion funds, and (iii) overhead payments equal to [***] in the event of an Automatic Conversion or [***] in the event of an Optional Conversion. RCA agrees that all or any portion of the overhead payments may, at AD's election, be paid to Don and Marc as salary, perquisites and benefits other distributions.

        E.      Transition Issues:

                1. With respect to all sales and other exploitations of Pre-Conversion Product prior to the Conversation Date, RCA will account to AD on a royalty basis.


--------
          [***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                2. All sales and other exploitations after the Conversions Date will be subject to the Profit Deal; subject to the following:

                        (a) RCA shall license to the New Entity all rights to exploit and otherwise use the Pre-Conversion Product throughout the world during the term of the Profit Deal (i.e., such license shall end at the end of the Term). In consideration for such license, the New Entity shall pay RCA a royalty. Such royalty shall be at the rate of [***] of the SRLP with respect to [***] (less free goods and discounts) of USNRC Album Sales. Such royalty shall be calculated, reduced and paid in accordance with the terms of the Formal Agreement with respect to USNRC Album Sales and with respect to all other exploitations of the applicable master recordings.

                        (b) The New Entity shall pay RCA all artist royalties payable for all sales and exploitations of the Pre-Conversion Product by the New Entity until such time as all advances and other recoupable charges incurred by RCA prior to the Conversion Date have been recouped. Thereafter and during the rest of the Term, the Label shall account to the applicable Artists with respect to such artist royalties. The New Entity will also pay RCA for: (i) all Pre-Conversion inventory; and (ii) all Pre-Conversion marketing expenses incurred in connection with product to be initially released after the Conversion Date.

                3. Except as set forth in paragraph VIII.E.2 above, no other expenditures by RCA under the Label Deal will be deemed Chargeable Expenses in computing net profits or will be used to reduce the Working Capital Advance.

        F. Domestic Distribution: Net profits shall be calculated [***]. RCA agrees that, prior to the execution of this Agreement, it has supplied AD with a true and correct written statement of calculation of such [***].

        G. Domestic Manufacturing: Net profits shall be calculated using the applicable manufacturing and packaging prices paid by RCA for its own product as set forth in Exhibit "C" hereof.

        H. Foreign Revenues: The revenue from foreign sales by an affiliate of RCA will be calculated using the Matrix paid to RCA by its foreign affiliates for


--------
          [***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                RCA's other product and all monies paid by licensees of RCA and of the New Entity.

        I. Additional Services: RCA shall provide the New Entity with promotion, marketing, creative services, including video, art, artist relations, publicity, promotional merchandise, sales, distribution, general financial, royalty accounting and administrative services with respect to the New Entity's product. In consideration of the foregoing services, RCA shall be entitled to the following fees: (i) [***] of RCA's wholesale receipts in the United States paid or credited to the New Entity in the applicable year until such fees equal [***], (ii) [***] of such receipts between of in the applicable year until such fees equal [***], and (iii) [***] of such receipts until such fees equal [***] in the applicable year. Notwithstanding the foregoing, the fees payable in any one(1) year shall not be in excess of [***]. Further, if RCA does not perform all of the foregoing services, the parties shall negotiate in good faith a reduction in the maximum fees payable in each year, provided that RCA shall continue to be paid the fees as set forth herein during the period of such negotiations.

        J.      Buy-Out:

                1. If RCA does not exercise its Early Termination Right, AD shall have the right, at any time after the date 6 months prior to the end of the 6th year of the Term, to offer ("Buy-Out Offer") to sell AD's interest in the New Entity to RCA as of the last day of the Term for a purchase price equal to the Buy-Out Offer price. If AD has not made a Buy-Out Offer as of the end of the Term, RCA shall have the right thereafter to require AD to make a Buy-Out Offer by notifying AD to such effect. If AD does not make a Buy-Out Offer within 60 days after such notice, then RCA shall have the right to suspend its obligation to make any further payments to AD until AD makes a Buy-Out Offer.

                2. RCA shall either accept the Buy-Out Offer or offer to sell its interest in the New Entity to AD for the Buy-Out Offer price, within 30 days after RCA's receipt of the Buy-Out Offer.

                3. If, on the one hand, RCA accepts the Buy-Out Offer, then RCA shall promptly purchase AD's interest in the New Entity for the Buy-Out Offer price. If, on the other hand, RCA offers to sell its interest in the New Entity to AD, then AD shall notify RCA, within 30 days thereafter, whether AD is electing to purchase RCA's interest in the New Entity at the Buy-Out Offer or is rejecting RCA's offer to sell.


--------
          [***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                4. In the event AD rejects RCA's offer to sell RCA's interest in the New Entity, AD shall be deemed to have offered to sell to RCA AD's interest in the New Entity for [***] of the original Buy-Out Offer price. RCA shall either accept the [***] Buy-Out Offer or offer to sell its interest in the New Entity to AD for the [***] Buy-Out Offer or offer to sell its interest in the New Entity to AD for the [***] Buy-Out Offer price, within 30 days after such notice. If, on the one hand, RCA accepts the [***] Buy-Out Offer, then RCA shall promptly purchase AD's interest in the New Entity for the [***] Buy-Out Offer price. If, on the other hand, RCA offers to sell its interest in the New Entity to AD, then AD shall notify RCA, within 30 days thereafter, whether AD is electing to purchase RCA's interest in the New Entity at the [***] Buy-Out Offer or is rejecting RCA's offer to sell.

                5. The foregoing procedure will continue with reductions equal to [***] of the initial Buy-Out Offer price at each level until one of the parties agrees to purchase the other party's interest in the New Entity.

                6. For the avoidance of doubt, the Pre-Conversion Product shall not be deemed assets of the New Entity and, accordingly, shall not be subject to the foregoing provisions of this paragraph VIII.J.

                7. It is understood and agreed that if AD purchases RCA's interest in the New Entity, [***] of the New Entity's net losses shall be added to AD's purchase price.

        K. Consultants: If RCA purchases AD's interest in the New Entity, Marc and Don, at RCA's election at the time of RCA's purchase (provided that RCA will not be able to engage one without the other), will act as consultants to the Label for one (1) year. During this period, Marc and Don will not be involved in the record industry (insofar as traditional record distribution is concerned) with anyone other than RCA. The salary paid to Marc and Don during this consultancy will be the same amount as the salary paid to them during the last year of the Profit Deal. The other terms related to this consultancy shall be negotiated by the parties in good faith prior to the execution of the Formal Agreement.

IX. ANCILLARY RIGHTS: In the event that AD or the Label (or any other entity owned or controlled, directly or indirectly, by the Marc and Don) obtains music publishing or merchandising rights with respect to any artist, RCA or its affiliates will be given the first opportunity to exploit such rights on reasonable business terms. "Reasonableness" in the preceding sentence will be judged by references


--------
          [***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

        to ordinary course, arms-length negotiations conducted in good faith. If the parties are unable to reach agreement with respect to ancillary rights in any case, AD and its affiliates will not do a deal with any third party on terms less favorable than the terms offered to RCA or its affiliate without first offering such terms to RCA or its affiliate.

X. KEY MAN: During the Term, both Don and Marc will be deemed to be "key men." Accordingly, if either of them cease to perform or becomes unable to perform their respective obligations during the Term, RCA will have the option to terminate the Term.

XI. LEGAL FEES: RCA will not be responsible for any legal or consultancy fees incurred in connection with the negotiation of this transaction.

XII. WARRANTIES: Each of the parties hereto represents and warrants that: (i) it has the full right and authority to enter into and fully perform this agreement; (ii) entering into this agreement will not violate or infringe upon the rights of any third party: and (iii) it is under no disability, restriction, or prohibition with respect to its rights to enter into, and fulfill, all of its obligations under this agreement.

XIII. MISCELLANEOUS: All reference to "this Agreement," "hereof," "herein," "hereunder," and words of similar connotation include all exhibits attached hereto, unless specified otherwise. This Agreement cannot be canceled, modified, amended or waived, in part or in full, in any manner except by an instrument in writing signed by the party to be charged. No waiver by any party to this Agreement, whether expressed or implied, of any provision of this Agreement or default hereunder shall affect such party's right to thereafter enforce such provision or to exercise the right or remedy set forth in this Agreement in the event of any other default, whether or not similar. Whenever examples are used in this Agreement with the words "including," "for example," "e.g.," "such as," "etc." or any derivation thereof, such examples are intended to be illustrative and not in limitation thereof.


RCA RECORDS, INC.                            ARTIST DIRECT, LLC

By:   /s/ Jeff Walker                        By: /s/ Marc Geiger
   -------------------------------              -------------------------------
        Jeff Walker                                  Marc Geiger
        Senior Vice President
        Business & Legal Affairs

                                             By: /s/ Marc Geiger
                                                -------------------------------
                                                     Marc Geiger